EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11- K, into the Company's previously filed Registration Statement File No. 333-55747.



                                             ARTHUR ANDERSEN LLP




Dallas, Texas,
    June 27, 2000